UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

Uranerz Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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URANERZ ENERGY CORPORATION
 SUITE 1410 • 800 WEST PENDER STREET
VANCOUVER • BRITISH COLUMBIA • CANADA • V6C 2V6

Notice of Annual Meeting of Stockholders

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Uranerz Energy Corporation (the “Company”). The Annual Meeting will be held at the Holiday Inn Denver International Airport (DIA), 15500 East 40th Avenue, Denver, Colorado, 80239, on Tuesday, June 19, 2007, at 10:30A.M. The purposes of the meeting are:

1.	The election of the Nominees to the Company’s Board of Directors to serve until the Company’s 2008 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, Arnold J. Dyck, and Richard Holmes.

2.	To ratify the Company’s Amended and Restated By-laws (“By-laws Amendment”);

3.	To ratify the Company’s 2005 Nonqualified Stock Option Plan;

4.	To ratify the Company’s 2006 audited financial statements;

5.	To ratify the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2007; and

6.	Any other business that may properly come before the meeting.

The Board of Directors has fixed April 23, 2007, as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of April 23, 2007, will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of April 23, 2007. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

By Order of the Board of Directors,

Benjamin Leboe
Secretary
Vancouver, BC, Canada
April 30, 2007

URANERZ ENERGY CORPORATION
 SUITE 1410 • 800 WEST PENDER STREET
VANCOUVER • BRITISH COLUMBIA • CANADA • V6C 2V6

Proxy Statement
for
Annual Meeting of Shareholders

To Be Held June 19, 2007

Unless the context requires otherwise, references in this statement to “Uranerz Energy,” the “Company,” “we,” “us” or “our” refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the “Annual Meeting”) will be held on Tuesday, June 19, 2007 at the Holiday Inn Denver International Airport (DIA), 15500 East 40th Avenue, Denver, Colorado, 80239, beginning at 10:30A.M.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s Stock on or about April 30, 2007.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee–you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the ratification of the By-laws Amendment, FOR the ratification of the 2005 Nonqualified Stock Option Plan, FOR the ratification of the 2006 audited financial statements, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as a one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A simple majority of the shares present, whether in person or by proxy, is required to ratify the By-laws Amendment, the 2005 Stock Option Plan, the audited financial statements, and the appointment of the Company’s independent registered public accounting firm.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business April 23, 2007, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President and Chief Executive Officer to the Company, your representative at the Annual Meeting. As your representative, he will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed him on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 23, 2007, as the record date for the Annual Meeting. Only holders of Uranerz Energy voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 19, 2007, the Company had 39,052,087 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

•	The election of eight (8) directors for terms expiring in 2008;

•	The ratification of the By-laws Amendment;

•	The ratification of the 2005 Nonqualified Stock Option Plan;

•	The ratification of the Company's 2006 audited financial statements;

•	The ratification of the appointment of the Company's independent registered public accounting firm; and

•	Any other business that may properly come before the meeting.

How many votes do I get?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the By-laws Amendment, FOR the ratification of the 2005 Nonqualified Stock Option Plan, FOR the ratification of the 2006 audited financial statements, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

•	Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

•	Signing and faxing your proxy card to our transfer agent for proxy voting at the number provided on the proxy card;

•	Voting over the Internet by following the procedures provided on the proxy card; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send written request to our offices at the address below or call us at (604) 689-1659 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:	Uranerz Energy Corporation Suite 1410-800 West Pender Street Vancouver, BC, Canada V6C 2V6 Attention: Benjamin Leboe Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of Elections, at 370 17th Street, Suite 4700, Denver, Colorado, 80237, so long as it is received prior to 12:00 p.m., MST, on June 18, 2007;
•	Voting in person at the Annual Meeting; or

•	Giving written notice to the Company’s Secretary, Benjamin Leboe, at the address given above, prior to 12:00 p.m., PST on June 15, 2007.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the meeting. Your shares will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or

•	Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote of any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the By-laws Amendment?

The ratification of the By-laws Amendment will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the 2005 Non Qualified Stock Option Plan?

The ratification of the 2005 Nonqualified Stock Option Plan will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the audited financial statements?

The ratification of the audited financial statements will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

The Company will publish the final results in the Company’s Quarterly Report on Form 10-Q for the second quarter of 2007, which will be filed with the Securities and Exchange Commission (SEC). Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K if the shareholders elect new directors, ratify the By-laws Amendment and/or ratify the 2005 Stock Option Plan.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2008 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2008) proxy statement, stockholder proposals must be submitted in writing to the Company’s Secretary, Benjamin Leboe, at Uranerz Energy Corporation, Suite 1410-800 West Pender Street, Vancouver, BC, Canada V6C 2V6, and received no later than February 19, 2008. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after May 5, 2008 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2006 Annual Report on Form 10-KSB?

The Company’s 2006 Annual Report on Form 10-KSB, including financial statements is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2006 Annual Report on Form 10-KSB as filed with the SEC, including the financial statements, but not including exhibits.

If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2006 Annual Report on Form 10-KSB should be mailed to:

Uranerz Energy Corporation Suite 1410-800 West Pender Street Vancouver, BC, Canada V6C 2V6 Attention: Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany or are attached to this proxy statement:

1.	Form Proxy Card;
2.	The Company’s 2006 Annual Report on Form 10-KSB;
3.	A copy of the 2005 Nonqualified Stock Option Plan; and
4.	The Amended and Restated By-Laws of the Company.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following eight, current Board Members for election at the 2007 Annual Meeting, to hold office until the 2008 Annual Meeting:

•	Glenn Catchpole;
•	George Hartman;
•	Dennis Higgs;
•	Paul Saxton;
•	Gerhard Kirchner;
•	Peter Bell;
•	Arnold J. Dyck; and
•	Richard Holmes.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current Directors and executive officers. The term for each Director expires at our next annual meeting or until his or her successor is appointed and qualified. The ages of the Directors and officers are shown as of December 31, 2006.

Name	Current Office	Principal Occupation	Director/Officer Since	Age
Glenn Catchpole	President and Chief Executive	President and Chief	March 1, 2005	63
	Officer; Director	Executive Officer Uranerz
		Energy Corporation
George Hartman	Executive Vice-President, Mining	Executive Vice-President,	May 9, 2005	67
	and Chief Operating Officer;	Mining Uranerz Energy
	Director	Corporation
Dennis Higgs	Chairman	Chairman Uranerz Energy	May 26, 1999	49
		Corporation

Paul Saxton *	Director	President of Lincoln Gold	October 26,	60
		Corporation	2004

Dr. Gerhard Kirchner	Director	Chairman, Mindoro	March 13, 2005	76
		Resources Limited

Peter Bell *	Director	President of Ezon	May 10, 2006	72
		Healthcare Corporation

Arnold J. Dyck *	Director	Self-Employed, General	May 23, 2006	66
		Contractor

Richard Holmes *	Director	Secretary, Treasurer	May 23, 2006	65
		PhosMex Corporation

Benjamin Leboe	Chief	Chief Financial Officer,	May 23, 2006	61
	Financial	Corporate Secretary of
	Officer and	Uranerz Energy
	Corporate	Corporation
	Secretary

Kurt Brown	Senior Vice-President,	Mining Exploration	April 12, 2007	57
	Exploration

* Indicates that the director is “independent” in accordance with section 121A of the American Stock Exchange Company Guide.

The following is a description of the business background of the directors and executive officers of Uranerz Energy Corporation.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1976, holding various positions including well field engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining Ltd. and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole’s responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the

Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post with the Inkai project. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole has been an independent consulting engineer providing project management to the oil and gas, mining, and construction industries from 2002 until joining our company in March 2005.

Mr. George Hartman was appointed to the Board of Directors and the role of Vice-President, Mining on May 9, 2005. He has thirty-seven years experience in developing green field projects into mining production companies including both metals and industrial mineral projects. He has an M. S. degree in Mineral Economics (Colorado School of Mines) and a B. S. in Chemistry (University of Denver). Four process patents have been granted in his name. His experience includes thirteen years managing several in-situ recovery uranium mines from green field exploration sites through commercial production.

For the past fourteen years Mr. Hartman was General Manager for Fort Cady Minerals Corporation where he had complete responsibility for solution mining and process development, permitting, design, procurement, construction, production and property management. Property management included federal mining claims and private leases for a large deposit of borate mineral. He managed the project from test stage through construction and operation of a demonstration production facility. He was also involved with product marketing.

From 1982 to 1989 Mr. Hartman was General Manager, In Situ Leach Projects, for Uranerz USA. During this period he managed the interests of all in situ uranium projects which Uranerz USA owned including Ruth, Crow Butte, and North Butte. Under his management, Uranerz served as the contract operator for the successful test solution mining of the Christenson Ranch uranium property now owned by Areva NC. He was on the Uranerz acquisition team that studied potential uranium and precious and base metal properties in Nebraska, Colorado, Texas, New Mexico, Utah, California and Wyoming.

Prior to joining Uranerz USA, Mr. Hartman was president of Ogle Petroleum Inc. from 1979 to 1982 where he was in overall operating charge of this uranium production company that joint ventured with Duke Power on a commercial solution mine in Wyoming. He was responsible for managing the project from green field exploration through commercial production (shipped filtered yellowcake to the converter). Mr. Hartman personally designed the processing plant facilities.

Also, previous to his work with Uranerz USA, Mr. Hartman was the Texas Mines Manager for Wyoming Mineral Corporation (Westinghouse) from 1976 to 1979, where he was responsible for the management of two production in situ uranium mines with ion exchange processing plants in Bruni, and Three Rivers, Texas (shipped dried yellow cake to the converter).

Mr. Dennis Higgs is a member of the board of directors. Mr. Higgs was appointed to the board of directors as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Chairman of our Board of Directors on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets for over twenty years, raising several millions of dollars in the United States, Canada and Europe. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing and initial public listing of several companies, including Arizona Star Resource Corp. (TSX: “AZS”) and BioSource International Inc. (NASDAQ: “BIOI”. BioSource was acquired by Invitrogen Corporation at $12.50/share in October, 2005).

In July 1990, Mr. Higgs established Senate Capital Group Inc., a private venture capital company which provides management consulting and investor relations services.

At present, Mr. Higgs also serves as a director and chairman of Miranda Gold Corp., a Canadian public gold exploration company, which he founded in May 1993.

Mr. Paul Saxton was appointed to the Board of Directors on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became vice-president and president of Mascot Gold Mines Ltd. (from 1983 to 1986), initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a vice-president of Corona Corporation (from 1986 to 1987 where he was responsible for western operations and exploration for the company and was instrumental in the re-opening of the Nickel Plate Mine. In 1989, Mr. Saxton was appointed senior vice-president of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed as president of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy Resource Corp. were merged in 1996 and Mr. Saxton became President of Viceroy at that time.

Following his departure from Viceroy in 1998, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd. In March 2004, Mr. Saxton was appointed and continues to serve as a director and president of Lincoln Gold Corporation, a company engaged in mineral exploration in the State of Nevada.

Mr. Saxton is also Chairman and COO of Pinnacle Mines Ltd., a TSX Venture company, engaged in exploration and mine development in Canada, China and Mexico.

Dr. Gerhard F. Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has 40 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. (“UEM”) (from1975 to 2005). At UEM, Dr. Kirchner spent nine years as General Manager and 11 years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery and the engineering and development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with UEM, Dr. Kirchner spent six years developing and managing the Kamoto Mine in Kolwezi, Zaire from (1968 to 1974); six years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria, Congo, Saudi Arabia and Austria (from 1962 to 1968); five years as a mine superintendent and exploration manager in Greenland (from 1957 to 1962) where he discovered the Molybdenum Porphyry Erzberg.

During the past ten years, Dr. Kirchner has served as director on the board of Mindoro Resources Limited.

Dr.  Kirchner received a multidisciplinary education in mining engineering and economic geology and a Doctorate in Mining Sciences from the University of Leoben, Austria.

Mr. Arnold J. Dyck was appointed to the Board of Directors on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice-President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board with a subsidiary mining company. Uranerz Exploration and Mining Limited, Uranerz Canada Limited, Uranerz U.S.A. and the original Uranerz group of companies are not connected with, or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco, the world’s largest primary uranium producer, in 1998.

During the past five years, Mr. Dyck has been self employed as a general contractor in designing, constructing and selling new homes and renovating older homes and offices.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of Certified Management Accountant in 1975.

Mr. Dyck has been appointed to the Company’s audit committee and compensation committee.

Mr. Richard W. Holmes was appointed to the Board of Directors on May 23, 2006 Mr. Holmes was an assistant controller with Duke Power Company (now Duke Energy) from 1971 to 1981. Duke Energy has operated nuclear plants for more than thirty years. While at Duke Power Mr. Holmes was Assistant Controller of the parent company. He was also Treasurer of Eastover Land Company, a $100 million subsidiary of Duke’s with interests in coal properties in Kentucky and West Virginia. Concurrently, Mr. Holmes was Treasurer of Western Fuel, Duke’s uranium mining project in Wyoming.

Mr. Holmes left Duke in 1981 to become Treasurer and Controller of Ogle Resources Inc., an oil and gas company with offshore exploration, drilling and production from 1981 to 1986. At the same time, Mr. Holmes was Treasurer and Controller for a sister company with an investment in in-situ recovery uranium mining in Wyoming.

During the past five years, although retired, Mr. Holmes is active as Secretary, Treasurer for PhosMex Corporation, a California phosphate mining corporation.

Mr. Holmes received his bachelor’s degree in accounting from the University of Wisconsin. He held the position of Senior Auditor at Arthur Andersen & Co. in Chicago, Illinois, from 1968 to 1971. Mr. Holmes was an active certified public accountant from 1971 to 2003.

Mr. Holmes has been appointed to the Company’s audit committee, and the nominating and corporate governance committee.

Mr. Peter Bell was appointed to the Board of Directors on May 10, 2006. Mr. Bell practiced as a licensed pharmacist until 1968. Since that time he has been a self-employed consultant and a director and member of a number of private and public companies and professional organizations. Mr. Bell is a director of Current Technology Corporation which markets an electrostatic hair maintenance and re-growth process, since 1992. Since 1997, Mr. Bell has been a director and is the President of Ezon Healthcare Corporation, a private company that is involved in the development of a graphic labeling system for pharmaceutical products.

Mr. Bell has provided a wide range of consultant services to businesses and health care companies and organizations. These consultant services included: sales management and reorganization of sales force; regional market development and marketing strategy; medical opinion surveys and market analysis; medical device product market development; business immigration program presentations; management studies in healthcare organizations; development and growth of public corporations. Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell has been appointed to the Company’s audit committee, the nominating and corporate governance committee, and the compensation committee.

Mr. Benjamin Leboe was appointed as the Company’s Chief Financial Officer on May 23, 2006, and became our Corporate Secretary on October 12, 2006. Mr. Leboe was a senior consultant, management consulting of the Business Development Bank of Canada, from January 2005 to February 2006. Previously, Mr. Leboe was president, secretary, treasurer, principal financial and accounting officer and a director of Asia Payment Systems Inc., a United States and Hong Kong based company engaged in payment processing services and related applications from June 1998 to January 2005. Concurrently, from January 2003 to January 2005, Mr. Leboe was the chief financial officer of C-Chip Technologies Inc. (now Manaris Corporation), a Montreal based corporation developing high-tech products and services for security and risk mitigation activities.

Mr.  Leboe has been the principal of Independent Management Consultants of British Columbia from 1990 to date. Concurrently, Mr. Leboe was previously vice-president and chief financial officer of VECW Industries Ltd. from 1990 to 1993, and a partner of KPMG Consulting from 1978 to 1990.

Mr.  Leboe received his bachelor of commerce degree from the University of British Columbia. Mr. Leboe is a chartered accountant and a certified management consultant in the Province of British Columbia.

Mr. Kurt Brown was appointed Senior Vice-President of Exploration for Uranerz on April 12, 2007. Mr. Brown is a 35-year veteran in the mineral extraction industry, who started his uranium geology career with the OPI-Western Joint Venture in Wyoming in 1977. Mr. Brown joined Uranerz USA, Inc. (former Uranerz Group) in 1989 to conduct detailed feasibility studies for the proposed North Butte ISR mine. His work included well field geology, reserves estimation, design and selection of surface and down hole equipment, and cost analysis for the 2000 gpm operation. He also conducted claims assessment drilling and assisted in the procurement of required state and federal mining permits. Most recently, Mr. Brown has been a consultant to Uranerz Energy Corporation providing geology services including uranium property evaluations related to acquisition efforts in the Great Divide and Powder River Basins of Wyoming. Mr. Brown received his Bachelor’s degree in Geology from the University of Wyoming. He is a Registered Professional Geologist in Wyoming and a Certified Safety Professional. In addition to his uranium background, he has extensive experience in coal and industrial minerals mining as well as oil and gas extraction.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees. To our knowledge, there are no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS STRUCTURE

The Company’s current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

Director Independence

We have eight directors at December 31, 2006, including four independent directors, as follows:

Dennis Higgs
Glenn Catchpole
George Hartman
Dr. Gerhard Kirchner
Paul Saxton, independent
Arnold Dyck, independent
Peter Bell, independent
Richard Holmes, independent

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under section 121A of the American Stock Exchange Company Guide.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE
OF ANNUAL MEETING

During the fiscal year ending December 31, 2006, the Board held six (6) meetings of the Board. None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the annual meeting. The Company has not yet held an Annual Meeting of the Stockholders.

COMMUNICATIONS TO THE BOARD

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Benjamin Leboe, Uranerz Energy Corporation, Suite 1410-800 West Pender Street, Vancouver, BC, Canada V6C 2V6. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD COMMITTEES

Our Board of Directors has established three board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The information below sets out the current members of each of Uranerz’s board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

Audit Committee and Audit Committee Financial Experts

We have a standing audit committee and audit committee charter, which complies with Rule 10A-3 and the requirements of the American Stock Exchange. Our audit committee was established in accordance with section 3 (a) of the Securities Exchange Act of 1934, as amended. Our audit committee is comprised of three directors all of whom, in the opinion of the Company’s Board of Directors are independent (in accordance with Rule 10A-3 and the requirements of the American Stock Exchange): Arnold Dyck, Peter Bell and Richard Holmes. Mr. Arnold Dyck satisfies the requirement of a “financial expert” as defined under Item 401(e) of Regulation S-B and is, in the opinion of the Company’s Board of Directors, “independent” as that term is used in section 121B of the American Stock Exchange Company Guide and rule 10A-3 (b) (i) of the Securities Exchange Act of 1934, as amended.

Our audit committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our audit committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our audit committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our audit committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the audit committee. Our audit committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2006, the Audit Committee met five (5) times. A copy of the Audit Committee charter can be found on the Company’s website at www.uranerz.com.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors (the “Board”). The Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2006 financial statements, the Committee reviewed the 2006 audited financial statements, which appear in the 2006 Annual Report to Shareholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-KSB for the year ended

December 31, 2006. The Committee and the Board have also recommended the selection of Manning Elliot LLP as independent auditors for the Company for the year 2007

Submitted by the Audit Committee Members
Richard Holmes
Peter Bell
Arnold Dyck

Compensation Committee

We have a Compensation Committee comprised of three directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under section 121A of the American Stock Exchange Company Guide): Peter Bell, Arnold J. Dyck and Paul Saxton. We have a Compensation Committee charter that complies with the requirements of the American Stock Exchange. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations of his or her compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options.

During the fiscal year ended December 31, 2006, the Compensation Committee met two (2) times. A copy of the Compensation Committee charter can be found on the Company’s website at www.uranerz.com

Corporate Governance and Nominating Committee

We have a Corporate Governance and Nominating Committee comprised of three directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under section 121A of the American Stock Exchange Company Guide): Richard Holmes, Peter Bell and Paul Saxton. We have a Nominating Committee charter that complies with the requirements of the American Stock Exchange. Our Corporate Governance Committee is responsible for developing our approach to corporate governance issues.

The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not set formal criteria necessary for the consideration of a candidate, but the Committee does assess the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance and Nominating Committee and were recommended by the Company’s current board of directors.

During the fiscal year ended December 31, 2006, the Corporate Governance and Nominating Committee met o times. A copy of the Corporate Governance and Nominating Committee charter can be found on the Company’s website at www.uranerz.com.

DIRECTOR COMPENSATION

The Company did not compensate directors in 2005. In 2006 the Company established policies for director compensation as follows:

Non-Executive members:

$1,000 per meeting ($500 per telephone meeting) plus:

•	Audit Committee:
•	Chair: $11,000/year.
•	Members: $8,000/year.
•	Corporate Governance and Nominating Committee:
•	Chair: $3,000/year.
•	Members: $2,000/year.
•	Compensation Committee:
•	Chair: $4,500/year.
•	Members: $3,000/year.

Executives and officers who are also directors are not compensated under this plan.

OTHER GOVERNANCE MATTERS

Code of Ethics

We have adopted a corporate code of ethics administered by our chief financial officer and corporate secretary, Benjamin Leboe. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our code of ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
•	Compliance with applicable governmental laws, rules and regulations; and
•	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	Accountability for adherence to the code.

Our Code of Ethics is available at our website at www.uranerz.com. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2006, or during the subsequent period from January 1, 2007, through the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2006, other than the following reports:

Name and Principal Position	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form
Dennis Higgs	Three	Three	None
Glenn Catchpole	Three	Three	None
Paul Saxton	One	One	None
Gerhard Kirchner	Two	Two	None
George Hartman	Six	Thirteen	None
Peter Bell	One	One	None
Arnold Dyck	One	One	None
Richard Holmes	One	One	None
Benjamin Leboe	One	One	None

EXECUTIVE COMPENSATION

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and other named executive officers for the last two fiscal years is as follows:

Name(5) and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (Note 5)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Comp.	Total

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis Higgs
Chairman and
Director (1)	2006	103,200	35,000		483,700			9,731	631,631
	2005	52,282							52,282
Glenn Catchpole
President/CEO
and Director (2)	2006	96,000	50,000		483,700			6,000	635,700
	2005	80,000							80,000

Name(5) and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (Note 5)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Comp.	Total

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
George Hartman
Senior Vice
President and
Director (3)	2006	174,000	25,000		711,326				910,326
	2005	86,000							86,000
Benjamin Leboe
Chief Financial
Officer and
Corporate
Secretary (4)	2006	31,414			204,729				236,143

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1.     Salary is a management fee paid to a private holding company of Mr. Dennis Higgs. Mr. Higgs resigned as our President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc. Ubex Capital is wholly owned by Dennis Higgs, our Chairman. The Agreement states that we will pay a monthly consulting fee of CDN$10,000. The monthly fee increases to CDN$12,500 in 2007.

2.      Salary is a management fee paid to a private holding company of Mr. Glenn Catchpole. Mr. Catchpole was appointed President and CEO on March 1, 2005. In 2005 we entered into a consulting agreement with Catchpole Enterprises Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. The Agreement states that we will pay a monthly consulting fee of US $8,000 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer. The monthly fee increases to US $10,000 in 2007.

3.     Salary is a consulting fee paid to Mr. George Hartman. Mr. Hartmann was appointed Senior Vice President -Mining on May 9, 2005. Mr. Hartman is paid for consulting on the basis of $1,000 per day.

4.     Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Corporate Secretary on October 12, 2006. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia. (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. The Agreement states that we will pay for consulting services provided, based upon a rate of CDN$10,000 per month.

5.     Option award compensation is the fair value for stock options vested during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. The actual value received by the executives may differ materially and adversely from that estimated.

Outstanding Equity Awards to Executives at Fiscal Year-end

	Option Awards					Stock Awards
									Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)

			Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)			Number of Shares or Units of Stock That Have Not Vested (#)

							Market Value of Shares or Units of Stock That Have Not Vested ($)
	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable

Name				Option Exercise Price ($)	Option Expiration Date

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis Higgs
	350,000	Nil	Nil	0.75	Jan 6, 2011	Nil	Nil	Nil	Nil
Glenn Catchpole
	350,000	Nil	Nil	0.75	Jan 6, 2011	Nil	Nil	Nil	Nil
George Hartman
	350,000	Nil	Nil	0.75	Jan 6, 2011	Nil	Nil	Nil	Nil
Benjamin Leboe
	100,000	Nil	Nil	1.96	May 23, 2011	Nil	Nil	Nil	Nil

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) Note 1	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	1,000		380,050				381,050
Aileen Lloyd (2)	Nil		345,500			10,000	355,500
Paul Saxton	3,073		207,300				210,373
Arnold Dyck (3)	9,185		307,093				316,278
Peter Bell (3)	8,985		307,093				316,078
Richard Holmes (4)	6,690		307,093				313,783
1.	Option award compensation is the fair value for stock options vested during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially and adversely from that estimated.

2.	Resigned May 22, 2006.

3.	Appointed May 10, 2006.

4.	Appointed May 23, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2006, regarding the ownership of our common stock by:

•	each person who is known by us to own more than 5% of our shares of common stock; and

•	each named executive officer, each director and all of our directors and executive officers as a group

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 34,560,338 shares of common stock outstanding as of December 31, 2006.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following December 31, 2006 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock (1)
DIRECTORS AND EXECUTIVE OFFICERS
Common Stock	Dennis Higgs Director, Chairman Suite 1410 - 800 West Pender St. Vancouver, B.C., V6C 2V6	4,399,001 (2)	12.73%
Common Stock	Glenn Catchpole Director, President and CEO/PEO 222 Carriage Circle Cheyenne, WY., 82009	1,791,000 (3)	5.18%
Common Stock	George Hartman Director, Senior Vice President 1220 Elkhorn Valley Drive Casper, WY., 82609	981,000 (4)	2.84%
Common Stock	Dr. Gerhard Kirchner 330 - 325 Keevil Crescent Saskatoon, Saskatchewan S7N 4R*	720,000 (5)	2.08%
Common Stock	Paul Saxton 188 Stonegate Drive Furry Creek, BC. V0N 3G4	250,000 (6)	**
Common Stock	Peter Bell #105 - 3389 Capilano Road North Vancouver, B.C., V7R 4W7	150,000 (7)	**
Common Stock	Arnold J. Dyck 504 - 230 Saskatchewan Crescent East Saskatoon, Saskatchewan S7N 0K6	153,000 (8)	**
Common Stock	Richard Holmes 2611 Tanbridge Road Charlotte, NC., 28226	150,000 (9)	**
Common Stock	Benjamin Leboe 16730 Carrs Landing Road Lake Country, BC V4V 1B2	100,000 (10)	**
Total		8,694,501	25.16%
5% Stockholders	Nil

** indicates ownership less than 1%

(1)	The percent of class is based on 34,560,338 shares of common stock issued and outstanding as of December 31, 2006.

(2)	Includes 2,098,334 shares in the name of Dennis Higgs, 375,000 shares held in the name of Senate Equities Corp., which is wholly owned by Menace Capital Corp., which is in turn wholly owned by Dennis Higgs, and 1,500,000 shares were acquired in the name of Senate Capital Group Inc. in exchange for the assignment of the Burner Hills mineral claims. Senate Capital is wholly owned by Dennis Higgs. Includes 75,667 exercisable warrants and 350,000 exercisable Share Purchase Options.

(3)	Includes 5,500 shares in the name of Judith Catchpole, wife of Glenn Catchpole, 10,000 exercisable warrants and 350,000 exercisable Share Purchase Options.

(4)	Includes Nil exercisable Warrants and 481,000 exercisable Share Purchase Options

(5)	Includes Nil exercisable Warrants and 275,000 exercisable Share Purchase Options.

(6)	Includes Nil exercisable Warrants and 150,000 exercisable Share Purchase Options

(7)	Includes Nil exercisable Warrants and 150,000 exercisable Share Purchase Options

(8)	Includes 3,000 shares in the name of Arnold Dyck, includes Nil exercisable Warrants and 150,000 exercisable Share Purchase Options

(9)	Includes Nil exercisable Warrants and 150,000 exercisable Share Purchase Options

(10)	Includes Nil exercisable Warrants and 100,000 exercisable Share Purchase Options

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties, including named security holders, during the two years ended December 31, 2006 are as follows.

Mr. Dennis Higgs, Director and Chairman

During the year ended December 31, 2006, the Company incurred $242,826 (2005 — $92,826) for consulting services and office expenses (included in general and administrative expenses) to companies controlled by Dennis Higgs. Mr. Higgs was awarded a $35,000 bonus in 2006 (

2005 – nil). Other general and administrative expenses were reimbursed in the normal course of business. At December 31, 2006, $58,194 (2005 – $76,193) is owing to Mr. Higgs and these companies, which is unsecured, non-interest bearing, and due on demand. As at December 31, 2006 the Company had $26,266 (2005 — $19,815) in prepaid expenses to these companies.

On March 3, 2006, Mr. Higgs purchased 151,334 units of our common stock in his own name at a price of $1.00 per share for a total price of $151,334 for these units.

On August 31, 2005, Mr. Higgs, as part of a founders group, purchased 800,000 shares of our common stock in his own name at a price of $0.001 per share for a total price of $800 for these shares.

On April 15, 2005, Mr. Higgs, as part of a founders group, purchased 1,049,500 shares of our common stock in his own name at a price of $0.10 per share for a total price of $104,950 for these shares.

In April 2005 the Company entered into a mineral property purchase agreement with Ubex Capital Inc. (“Ubex”), a company owned by Dennis Higgs, to acquire an undivided 100% right, title and interest in the two mineral prospecting permits. The agreement is subject to Ubex retaining a 2% royalty. Total consideration for this acquisition consists of a cash payment in the amount of CDN $40,756.95, which is Ubex’s cost of acquisition of the two permits. On October 20, 2005 an amendment to this agreement was signed that allows us the one time right exercisable for 90 days following completion of a bankable feasibility study to buy up to one half (50.0%) of Ubex’s royalty interest (i.e. an amount equal to 1% Royalty) for $1,000,000 (Canadian currency), leaving Ubex to retain not less than a 1% Royalty. Ubex will retain the royalty on the property and will split the royalty with Darcy Higgs, Dennis Higgs’ brother.

Glenn Catchpole, Director and President

During the year ended December 31, 2006, the Company incurred $102,000 (2005 — $80,000) for consulting services (included in general and administrative expenses) to the President and a company controlled by the President of the Company. Mr. Catchpole was awarded a $50,000 bonus in 2006 (2005 – nil). The Company also reimbursed the President of the Company for general and administrative expenses, acquisition of mineral licenses and advances to subsidiary Rolling Hills incurred on behalf of the Company. At December 31, 2005, the President owed the Company $23,358 of advances for costs to be incurred on behalf of the Company. During the year ended December 31, 2006, the President was advanced a further $15,000, repaid $2,332 and used the remaining $36,026 for expenses incurred on behalf of the Company. At December 31, 2006, the President is owed $48,000 (2005 – $nil) which is unsecured, non-interest bearing, and due on demand.

In May, 2005 Mr. Catchpole entered into a purchase agreement for a 100% interest in the Khavtsal project including the historical files of data on past work on the project, and commissions, for a total purchase price of $105,945. Although the permit is recorded in the name of Glenn Catchpole, we paid this acquisition price directly because we had not set up a Mongolian corporation at the time the transaction was negotiated. He subsequently transferred ownership of the project to a subsidiary corporation formed by us in Mongolia for holding all of our Mongolian permits and projects.

On March 3, 2006, Mr. Catchpole purchased 20,000 shares of our common stock in his own name at a price of $1.00 per share for a total price of $20,000 for these shares.

On April 15, 2005 Mr. Catchpole, as part of a founders group, acquired 50,000 shares of our common stock in his own name at a price of $0.10 per share.

On August 31, 2005, Mr. Catchpole, as part of a founders group, purchased 1,200,000 shares of our common stock in his own name at a price of $0.001 per share.

On October 17, 2005 Mr. Glenn Catchpole purchased 100,000 units of common stock in his own name at a price of $0.40 per unit for a total purchase price of $40,000.

Mr. George Hartman, Director and Senior Vice President

During the year ended December 31, 2006, the Company incurred $174,000 (2005 — $86,000) for consulting services (included in general and administrative expenses) to Mr. Hartman. He was also awarded a bonus of $25,000 in 2006 (2005 – nil). Other general and administrative expenses were reimbursed in the normal course of business. During year ended December 31, 2006, the Company settled $121,148 of debt through the granting and subsequent exercise of 131,000 options. At December 31, 2006, $93,853 (2005 – $53,138) is owed to this director, which is unsecured, non-interest bearing, and due on demand.

On October 30, 2006, Uranerz Energy entered into an agreement with George Hartman, our Vice President, Mining and Chief Operating Officer and a Director to use certain geological reports held by Mr. Hartman for the purposes of staking and acquiring potential areas of interest. Under the terms of the agreement, the Company agreed to pay Mr. Hartman the sum of $0.40 for each measured and indicated pound of uranium staked by the Company and a fee of $750 for each claim registered with the Bureau of Land Management, based on the use of the geological reports. This fee is payable to Mr. Hartman in shares of common stock of the Company. In connection with the issuance of the shares, we granted Mr. Hartman registration rights for the resale of such shares and agreed to obtain listing approval and other regulatory approval in connection with the issuance of such shares. The geological reports were owned by Mr. Hartman prior to his joining Uranerz and fully disclosed to us. Our Board approved this transaction as a related party transaction after evaluating the transaction.

On August 31, 2005, Mr. George Hartman, as part of a founders group, purchased 500,000 shares of our common stock in his own name at a price of $0.001 per share for a total price of $500 for these shares.

Dr. Gerhard Kirchner, Director

On August 31, 2005, Dr. Kirchner, as part of a founders group, purchased 400,000 shares of our common stock in his own name at a price of $0.001 per share for a total price of $400 for these shares.

On October 17, 2005, Dr. Kirchner purchased 50,000 shares of our common stock in his own name at a price of $0.40 per share for a total price of $20,000.

Mr. Paul Saxton, Director

On August 31, 2005, Mr. Saxton purchased 100,000 shares of our common stock in his own name at a price of $0.001 per share for a total price of $100 for these shares.

Other

As disclosed above under “Executive Compensation – Stock Option Grants”, we granted options to purchase shares of our common stock to our officers and directors under our 2005 Stock Option Plan during 2006. Additional options were granted to officers and directors on January 26, 2007.

PROPOSAL 2 — RATIFICATION OF THE
AMENDMENT TO THE BY-LAWS

What am I voting on?

You are voting on a proposal to ratify the Company’s Amended and Restated By-laws as adopted by the Board on February 19, 2006. The Board adopted the proposed amendments at a meeting of the Board and made all changes subject to shareholder approval at the next annual meeting. As explained below, the amendments change the Company’s principal office, changes the frequency of annual meetings (leaving the date to the determination of the Board), increases quorum requirements at meetings of the stockholders, adds shareholder rights of dissent in certain transactions, adds minority shareholder remedies, and changes director indemnification provisions.

Why did the Board adopt the By-laws Amendment?

The Board determined that is was in the best interests of the Company and the stockholders for the Company to amend the By-laws to bring them current with modern corporate governance and shareholder rights standards.

What amendments are being made to the By-Laws?

The following describes the material changes to the By-Laws that will be made if the By-laws Amendment is ratified:

Article III, Section 5 – Annual Meeting, currently reads:

“The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors”

This section will be amended to ensure that the annual general meeting is no later than six (6) months following the Corporation’s year end, and will read:

“Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors provided that each annual meeting will be held no later than six (6) months following the Corporation’s fiscal year end. At each annual meeting, the stockholders shall elect by vote a Board of Directors and shall transaction such other business as may properly be brought before the meeting.”

Article III, Section 8 – Quorum, previously read, in part:

“At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than one percent (1%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. “

This section was amended by the Board of Directors, to meet AMEX listing requirements, by increasing quorum requirements and now reads:

“At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than thirty-three and one-third percent (33 1/3%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.”

Article III, Section 11 – Joint Owners of Stock, currently reads:

“If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.”

The following will be deleted from the end of this section:

“or may apply to the Nevada Court of Chancery for relief as provided in the General Corporation Law of Nevada, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.”

The following sections relating to stockholder approval and rights of dissent and minority shareholder remedy and derivative actions, respectively, will be added as sections 15 and 16 to the end of Article III, the current sections of the By-laws will be re-numbered accordingly.

“Section 1.            Stockholder Approval and Rights of Dissent. If the event of (a) any proposed amendment to the Corporation’s Articles of Incorporation that would add, change or remove any provisions restricting or constraining the issue, transfer or ownership of any class of the Corporation’s common stock or preferred stock, (b) any proposed amendment to the Corporation’s Articles of Incorporation that would add, change of remove any restriction on the business or businesses that the Corporation may carry on, (c) any proposed amendment to the Corporation’s Articles of Incorporation that would add, change or remove the rights, privileges, restrictions or conditions attached to the shares of such class and, without limiting the generality of the foregoing, (i) remove or change prejudicially rights to accrued dividends or rights to cumulative dividends, (ii) add, remove or prejudicially redemption rights, (iii) reduce or remove a dividend preference or a liquidation preference, or (iv) add, remove or change prejudicially conversion privileges, options, voting, transfer or pre-emptive rights, or rights to acquire securities or a corporation, or sinking fund provisions, (d) any proposed amendment to the Corporation’s Articles of Incorporation that would increase the rights or privileges of any class of shares having rights or privileges equal or superior to the shares of such class, (e) any proposed amendment to the Corporation’s Articles of Incorporation that would make any class of shares having rights or privileges inferior to the shares of such class equal or superior to the shares of such class, (f) any proposed amendment to the Corporation’s Articles of Incorporation that would effect an exchange or create a right of exchange of all or part of the shares of another class into the shares or such class, (g) any proposed amendment to the Corporation’s Articles of Incorporation that would constrain the issue, transfer or ownership of the shares of such class or change or remove such constraint, (h) any proposed sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business, (i) any proposal to carry out a going-private transaction or a squeeze-out transaction, then (z) the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof, and (y) any stockholder whose vote is required may dissent in accordance with the provisions of NRS 92A.300 to 92A.500, inclusive, and obtain payment of the fair value of the shares held by such stockholder.”

“Section 2.	Minority Shareholder Remedy, Derivative Actions.

(a)           In this section, “complainant” means: (i) a registered holder or a beneficial owner, and a former registered holder or beneficial owner of any class of the Corporation’s stock, and (ii) a director or an officer or a former director or officer of the Corporation or any of its affiliates.

(b)           Subject to subsection (c) below, any complainant, as defined in subsection (a) above, may apply to a court for leave to bring an action in the name and on behalf of the Corporation or any of its subsidiaries, or intervene in an action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate.

(c)           No action described above in subsection (b) may be brought and no intervention in an action may be made until the court is satisfied that: (i) the complainant has given notice to the directors of the Corporation or its subsidiary of the intention to apply to the court not less than fourteen days before bringing the application, or as otherwise ordered by the court, if the directors of the Corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of the Corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.”

Article IV, Section 17 – Election and Term of Office of Directors, currently reads:

“Members of the Board of Directors shall hold office for the terms specified in the Articles of Incorporation, as it may be amended from time to time, and until their successors have been elected as provided in the Articles of Incorporation.”

This section will be renumbered to be Section 19 and amended to state that directors shall hold office until the next annual meeting and will read:

“Members of the Board of Directors shall hold office until the next annual meeting of the stockholders of the Corporation and until their successors have been elected as provided in the Articles of Incorporation.”

Article IV, Section 20 – Removal, currently reads:

“Subject to the Articles of Incorporation, any director may be removed by:

(a)              the affirmative vote of the holders of a majority of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

(b)              the affirmative and unanimous vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.”

This section will be renumbered to be Section 22 and amended to read:

“ Subject to the Articles of Incorporation, any director may be removed by:

(a)      the affirmative vote of the holders of not less than one-half (1/2 or 50%) of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

(b)     the affirmative vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.”

Article IV, Section 21 (b) – Meetings; Regular Meetings, currently reads:

“Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held in the office of the corporation required to be maintained pursuant to Section 2 hereof. Unless otherwise restricted by the Articles of Incorporation, regular meetings of the Board of Directors may also be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.”

This section will be renumbered to be Section 23 (b) and amended to read:

“Except as hereinafter otherwise provided, regular meetings of the Board of Directors may be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.”

Article IV, Section 21(c) – Meetings; Special Meetings, will be renumbered to be Section 23(c) and amended to add “the entire Board of Directors” to the list of those capable of calling a special meeting of directors.

Article IV, Section 22 (a) – Quorum and Voting, currently reads:

“Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 43 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.”

This section will be renumbered to be Section 24 (a) and will be amended to make quorum at a meeting of the directors a majority of the directors then in office rather than the exact number of directors fixed by the Board of Directors, and will read:

“Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 46 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the directors then in office provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.”

The following will be added to the By-laws as Article IV, Section 24 (c): “Each director will have equal voting rights at all meetings and proceedings of the directors.”

Article IV, Section 25 – Action Without Meeting, currently reads:

“Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.”

This section will be renumbered to be Section 26 and amended by removing the following from the end of the section: “and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.”

Article V, Section 28 – Tenure and Duties of Officers, will be renumbered to be Section 30 and amended by adding the following description of the duties of the Treasurer as subsection (f):

“The Treasurer shall deposit all moneys and other valuables in the name, and to the credit, of the Corporation, with such depositories as may be determined by the Treasurer. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or permitted by the Chief Executive Officer or Chief Financial Officer, shall render to the Chief Executive Officer, the Chief Financial Officer and the Board of Directors, whenever they request it, an account of all transactions and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws or permitted by the Chief Executive Officer or Chief Financial Officer. The Assistant Treasurer or Treasurers, in the order of their seniority, shall perform the duties and exercise the powers of the Treasurer and perform such duties as the Chief Executive Officer or the Chief Financial Officer shall prescribe in the case of death or total and permanent disability of the Treasurer.”

Article VII, Section 34 – Form and Execution of Certificates, currently reads:

“Certificates for the shares of stock of the corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every holder of stock in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.”

This section will be renumbered to be Section 36 and amended to remove the following from the end of the section:

“Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.”

The following will be added to the By-Laws as Article VII, Section 38 – Consideration for Shares:

“The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property of benefit to the Corporation, including cash, services, assets or other securities of the Corporation, except that neither promissory notes nor future services will constitute valid consideration. A share shall not be issued until the consideration for the share is fully paid in money or in property or past services that is not less in fair equivalent of the money that the Corporation would have received if the share had been issued for money. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of the shares, the shares issued for the consideration shall be fully paid and non-assessable. Directors of the Corporation who vote for or consent to a resolution authorizing the issue of a share for a consideration other than money are jointly and severally liable to the Corporation to make good any amount by which the consideration received is less than the fair equivalent of money that the corporation would have received if the share had been issued for money on the date of the resolution.”

Article XI, Section 46 – Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents, currently reads:

“ (a) Directors Officers. The corporation shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada General Corporation Law; provided, however, that the corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Nevada General Corporation Law or (iv) such indemnification is required to be made under subsection (d).

(b) Employees and Other Agents. The corporation shall have power to indemnify its employees and other agents as set forth in the Nevada General Corporation Law.

(c) Expense. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said mounts if it should be determined ultimately that such person is not entitled to be indemnified under this Bylaw or otherwise.

Notwithstanding the foregoing, unless otherwise determined pursuant to paragraph (e) of this Bylaw, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under the Nevada General Corporation Law for the corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the corporation (except in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such officer is or was a director of the corporation) for advances, the corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article XI or otherwise shall be on the corporation.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the Nevada General Corporation Law.

(f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the Nevada General Corporation Law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

(j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i) The term "proceeding" shall be broadly construed and shall include without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii) The term the "corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv) References to a "director," "executive officer," "officer," "employee," or "agent" of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Bylaw.”

This section will be renumbered to be Section 46 and amended to alter the procedures for indemnification of officers and directors, and will read:

“(a)         Discretionary Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any proceeding, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses that he or she incurs in connection with such proceeding; provided that such indemnification may only be made if the Indemnitee is not liable under Section 78.138 of Chapter 78 of the Nevada Revised Statutes or is determined to have acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation (and with respect to any criminal proceeding, the Indemnitee had no reasonable cause to believe his or her conduct was unlawful).

(b)           Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (a), or in defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses actually incurred in connection with the defense.

(c)           Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

(d)           Authorization. Any discretionary indemnification pursuant to subsection (a), unless ordered by a court or advanced pursuant to subsection (c), may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made (i) by the stockholders; (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the proceeding cannot be obtained, by independent legal counsel in a written opinion.

(e)           Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article XI, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

(f)           Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(g)           Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by Chapter 78 of the Nevada Revised Statutes.

(h)           Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i)            Insurance. To the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(j)            Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any Indemnitee.

(k)           Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

(l)	Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i)            The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation).

(ii)           The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees and disbursements, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii)          The term the "Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv)          References to a "director," "officer," "employee," or "agent" of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v)           References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Bylaw.

Article XIII, Section 45 – Amendments, currently reads:

“The Board of Directors shall have the power to adopt, amend, or repeal Bylaws as set forth in the Articles of Incorporation.”

This section will be renumbered Section 48 and amended to provide that certain sections can only be amended by a two-thirds (2/3) vote of the outstanding common stock, and will read:

“(a)         The Board of Directors, by a vote of the entire Board of Directors at any meeting may amend these Bylaws, unless such power to amend all or a portion of the Bylaws has been validly reserved for the stockholders of the Corporation pursuant to the Bylaws.

(b)           This Section 48.(b) and Sections 5(a), 15, 16 and 38 of the Bylaws may be amended by a two-thirds (2/3) vote of the outstanding shares of common stock entitled to vote an annual or special meeting of the stockholders.”

Article XIV, Section 46 – Loans to Officers, currently reads:

“The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a Director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.”

This section will be removed in its entirety from the By-Laws.

Where can I find a copy of the Amended and Restated By-Laws?

The Amended and Restated By-Laws of the Company are attached as Appendix B.

The Board of Directors recommends a vote FOR the By-laws Amendment.

PROPOSAL 3 — RATIFICATION OF
THE 2005 NONQUALIFIED STOCK OPTION PLAN

What am I voting on?

The Board determined that it was in the best interests of the Company and the stockholders to approve the Company’s 2005 Nonqualified Stock Option Plan (Stock Option Plan) and Options granted thereunder. As part of the requirements for listing with the Toronto Stock Exchange, the Company’s stockholders must approve the Stock Option Plan.

This proposal is to ratify the Stock Option Plan as approved by the Board.

What are the general provisions of the Stock Option Plan?

The following is a summary of important Stock Option Plan provisions. It is not a comprehensive discussion of all of the terms and conditions of the Stock Option Plan. The information provided below may be modified or altered by some provisions in the Stock Option Plan. Readers are advised to review the full text of the Stock Option Plan to fully understand all terms and conditions of the Stock Option Plan. A copy of the Stock Option Plan is attached as Appendix C.

Purpose
The purpose of the Stock Option Plan is to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company’s ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

Persons Eligible
Any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan. However, stock option grants may only be granted to full- or part-time employees, officers, or directors of the Company or one of its subsidiaries.

Administration
The Company’s Compensation Committee administers the Stock Option Plan, or such other committee as the Board may assign administrative responsibility in the best interests of the Company. The administering committee (the “Committee”) has the power to: (i) designate Stock Option Plan participants; (ii) grant stock options; (iii) establish rules and regulations for the administration of the Stock Option Plan; (iv) determine the amount, price, type and timing of each stock option grant; (v) cancel any stock option awarded under the Stock Option Plan, under certain circumstances; (vi) correct defects in the Plan or in any granted stock option; and (vii) make any other determination or take any other action that the Committee deems necessary or desirable to the administration of the Stock Option Plan.

Shares Available under the Stock Option Plan
The total number of shares of the Company available for grants of stock options under the Stock Option Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but un-issued or reacquired Common Shares of the Company. If a stock option or portion thereof shall expire or terminate for any reason without having been exercised in full, the un-purchased shares covered by such nonqualified stock option shall be available for future grants of stock options under the Stock Option Plan. Shares issuable upon exercise of stock options have been registered under the U.S. Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-8, filed with the Securities and Exchange Commission on November 21, 2005.

Terms and Conditions of Stock Options
Stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company. The Committee has the sole power to set the option price of granted stock options. All stock options granted under the Stock Option Plan must be granted within ten years of the date the plan was adopted and all granted stock options must be exercised within ten years of the date of grant. The Committee may grant stock options which vest in installment periods and may modify such periods to accelerate vesting. Stock options are evidenced by a form stock option agreement.

Exericse of Stock Options
The exercise of vested stock options is made upon written notice to the Company of intent to exercise and payment of the exercise price. The exercise price may be paid (i) in cash, cashier’s check, certified check, bank draft or money order, or (ii) at the discretion of the Committee, by delivery of fully paid nonassesable common shares of the Company, valued at the fair market value for such shares, determined by the average of the high and low sales price of the Company’s common shares on the date of exercise.

Transfer of Stock Options
Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any stock option granted under the Stock Option Plan is assignable or transferable, and no right or interest of any optionee is liable for, or subject to, any lien, obligation or liability of the optionee. Upon petition to, and thereafter with the written consent of the Committee, an optionee may assign or transfer all or a portion of the optionee’s rights and interest in any stock option granted under. the Stock Option Plan. Stock options are exercisable during the optionee’s lifetime only by the optionee or assignees, or the duly appointed legal representative of an incompetent optionee, including following an assignment consented to by the Committee.

Adjustments to Stock Options
In the event that the outstanding common shares of the Company are changed into or exchanged for a different number or kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

•	Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to stock options which may be granted under the Stock Option Plan, such that the optionee shall have the right to purchase such common shares as may be issued in exchange for the common shares purchasable on exercise of the nonqualified stock option had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

•	Rights under unexercised stock options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, will be adjusted appropriately, provided that such adjustments will be made without change in the total exercise price applicable to the unexercised portion of such nonqualified stock options but by an adjustment in the price for each share covered by such nonqualified stock option; or

•	Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding stock option granted hereunder shall terminate, but the optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his nonqualified stock option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such nonqualified stock option.

Also, upon the occurrence of any person acquiring more than 20% of the common shares of the Company through a tender offer, exchange offer, or otherwise, upon a change in control of the Company or upon the sale of substantially all the assets of the Company, any optionee who is also a Company insider will be entitled to receive cash for their nonqualified stock options equal to the final offer price per share paid in the offer or similar event, or in the case of a change in control or sale of assets, the aggregate fair market value of the shares.

Amendment of the Plan
The Board of Directors may at any time suspend or terminate the Plan, in whole or in part or amend it from time to time as appropriate in the best interests of the Company. No amendment will, without the consent of the optionee, affect previously granted stock options.

Who is eligible to participate in the Stock Option Plan?

As described above, any employee, director, general partner, officer, attorney, accountant, consultant or advisor providing services to the Company or any parent, affiliate, or subsidiary of the Company is eligible to be designated a participant in the Stock Option Plan.

Currently, this includes, but is not limited to, the following directors and executive officers:

•	Dennis Higgs, Chairman/Director;
•	Glenn Catchpole, President, Chief Executive Officer and Director;
•	George Hartman, Chief Operating Officer, Vice President Mining and Director;
•	Benjamin Leboe, Chief Financial Officer and Corporate Secretary;
•	Dr. Gerhard Kirchner, Director;
•	Paul Saxton, Director;
•	Peter Bell, Director;
•	Arnold J. Dyck, Director;
•	Richard Holmes, Director.

In total there are approximately 23 officers, directors, employees, and consultants eligible under the Stock Option Plan.

What options have been granted under the Stock Option Plan?

Information regarding outstanding stock options as of the year ended December 31, 2006 can be found in the Company’s Annual Report on Form 10-KSB under the section heading “Executive Compensation- Outstanding Equity Awards to Executives at Fiscal Year-end” and “Director Compensation”. Subsequent to the fiscal year ended December 31, 2006, the Board authorized the following stock option grants:

NUMBER OF OPTIONS	NAME	CAPACITY
45,000	Peter Bell	Director
250,000	Glenn Catchpole	Director
45,000	Arnold J. Dyck	Director
250,000	George Hartman	Director
250,000	Dennis Higgs	Director
45,000	Richard Holmes	Director
60,000	Gerhard Kirchner	Director
45,000	Paul Saxton	Director
125,000	Benjamin Leboe	Officer
100,000	Aileen Lloyd	Consultant
25,000	Hanns Foehse	Consultant
265,000	Kurt Brown	Employee
15,000	Bill Houston	Consultant
5,000	Fiona Grant	Consultant
25,000	Joe Herbert	Consultant
15,000	Tammy Carlen	Employee
15,000	Ben Vrbas	Employee

15,000	Mike Thomas	Employee
25,000	Franz Dahlkamp	Consultant
50,000	Lloyd Jacobs	Consultant
25,000	Gerhard Ruhrmann	Consultant
25,000	Kenneth Cunningham	Consultant
50,000	Susan Murray	Consultant
1,770,000	TOTAL

EQUITY COMPENSATION PLAN INFORMATION

The following summary information is presented for our 2005 Stock Option Plan as of December 31, 2006.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	Not Applicable	Not Applicable	Not Applicable
Equity Compensation Plans Not Approved By Security Holders	2,545,000	$1.01	7,315,360

Where can I find more information about the Stock Option Plan?

The Stock Option Plan is attached as Appendix C.

The Board recommends a vote FOR the ratification of the Stock Option Plan.

PROPOSAL 4 — APPROVAL OF
THE 2006 AUDITED FINANCIAL STATEMENTS

What am I voting on?

The Company’s audited financial statements for the fiscal year ended December 31, 2006 are included in the Annual Report on Form 10-KSB which accompanies this Proxy Statement. These financial statements were prepared by the Company and audited by the Company’s independent registered public accounting firm, Manning Elliot LLP. Please review the Report of the Independent Registered Public Accounting Firm for a discussion of the audit process.

These financial statements provide Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity, and Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2006.

The proposal seeks stockholder approval of the 2006 audited financial statements.

The Board recommends a vote FOR the ratification of the 2006 Audited Financial Statements.

PROPOSAL 5 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Manning Elliot LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2007.

This proposal seeks shareholder ratification of the appointment of Manning Elliot LLP.

Will a representative of Manning Elliot be present at the Annual Meeting?

The Company does no expect that a representative of Manning Elliot will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2006.

Our financial statements have been audited by Manning Elliot LLP, independent registered public accounting firm, for the years ended December 31, 2006 and 2005. Morgan & Company was the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2004.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our two fiscal years ended December 31, 2006:

	Years Ended December 31
	2006	2005
Audit Fees	$34,250	$9,550
Audit Related Fees	Nil	$1,000
Tax Fees	Nil	Nil
All Other Fees	Nil	$400
Total	$34,250	$10,950

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our audit committee approves all services provided by our independent accountant.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors,
/s/ Benjamin Leboe
Benjamin Leboe Secretary

Vancouver, BC, Canada
April 30, 2007

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX A

ANNUAL MEETING OF STOCKHOLDERS OF
URANERZ ENERGY CORPORATION

June 19, 2007

PROXY SOLICITED BY BOARD OF DIRECTORS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible

FACSIMILE - Sign, date and fax your proxy card to Corporate Secretary at (604) 689-1722

COMPANY NUMBER	
ACCOUNT NUMBER	
CUSIP NUMBER	

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors Recommends a Vote "FOR ALL NOMINEES" in Item 1.

Item 1. ELECTION OF DIRECTORS.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES*

NOMINEES

- O Glenn Catchpole
- O Dennis Higgs
- O Gerhard Kirchner
- O George Hartman
- O Peter Bell
- O Paul Saxton
- O Arnold Dyck
- O Richard Holmes

Vote FOR an individual nominee by filling in the appropriate circle above.

INSTRUCTION: By marking "Withhold Authority for All Nominees" your shares will not be voted FOR or AGAINST any Nominee. However, your shares will still be counted for the purposes of establishing quorum at the annual meeting.

INSTRUCTION: **To withhold authority to vote for any individual nominee(s), strike through the name of the individual nominee(s).**

To change the address on your account, please check this box ☐ and indicate your new address in the space below. Please note that changes to the registered name(s) on the account may not be submitted via this method.

____

____

____

The Board of Directors Recommends a Vote "FOR" Items 2 and 3.

Items 2 and 3.

	FOR	AGAINST	ABSTAIN
Item 2. By-laws Amendment	☐	☐	☐
Item 3. Ratification of 2005 Stock Option Plan	☐	☐	☐
Item 4. Approval of 2006 Audited Financial Statements	☐	☐	☐
Item 5. Ratification of the Appointment of Independent Registered Public Accounting Firm	☐	☐	☐

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any Item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

If votes are not specified on a returned proxy, a vote FOR ALL NOMINEES in Item 1 and FOR Items 2-5 will be voted at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.

MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING: ☐

Signature of Stockholder: ______________________________ Date: ________
Title: ______________________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

A-1

APPENDIX B

AMENDED AND RESTATED BYLAWS

OF

URANERZ ENERGY CORPORATION

(A NEVADA CORPORATION)

(the “Corporation”)

ARTICLE I

OFFICES

Section 1.            Registered Office. The registered office of the Corporation shall be in the State of Nevada.

Section 2.           Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3.            Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4.            Place of Meetings. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Section 2 hereof.

Section 5.	Annual Meeting.

(a)           Annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors provided that each annual meeting will be held no later than six (6) months following the Corporation’s fiscal year end. At each annual meeting, the stockholders shall elect by vote a Board of Directors and shall transaction such other business as may properly be brought before the meeting.

(b)           At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or

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(C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder to be timely must be so received not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Corporation fewer than seventy (70) days prior to the date of such annual meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(c)           Only persons who are confirmed in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 5. Such stockholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 5. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination

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was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

(d)           For purposes of this Section 5, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 6.	Special Meetings.

(a)           Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

(b)         If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting other than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 7.           Notice of Meetings. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8.            Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than thirty-three and one-third percent (33 1/3%) of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions and broker non-votes, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares

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present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

Section 9.          Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions and broker non-votes. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10.          Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11.          Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

Section 12.         List of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 13.          Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, or by the written consent of the shareholders in accordance with Chapter 78 of the Nevada Revised Statutes.

Section 14.	Organization.

(a)           At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting

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chosen by the majority of directors present at the meeting (if no director is present, by any one officer present at the meeting), shall act as chairman. The Secretary, or, in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b)           The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

Section 15.         Stockholder Approval and Rights of Dissent. If the event of (a) any proposed amendment to the Corporation’s Articles of Incorporation that would add, change or remove any provisions restricting or constraining the issue, transfer or ownership of any class of the Corporation’s common stock or preferred stock, (b) any proposed amendment to the Corporation’s Articles of Incorporation that would add, change of remove any restriction on the business or businesses that the Corporation may carry on, (c) any proposed amendment to the Corporation’s Articles of Incorporation that would add, change or remove the rights, privileges, restrictions or conditions attached to the shares of such class and, without limiting the generality of the foregoing, (i) remove or change prejudicially rights to accrued dividends or rights to cumulative dividends, (ii) add, remove or prejudicially redemption rights, (iii) reduce or remove a dividend preference or a liquidation preference, or (iv) add, remove or change prejudicially conversion privileges, options, voting, transfer or pre-emptive rights, or rights to acquire securities or a corporation, or sinking fund provisions, (d) any proposed amendment to the Corporation’s Articles of Incorporation that would increase the rights or privileges of any class of shares having rights or privileges equal or superior to the shares of such class, (e) any proposed amendment to the Corporation’s Articles of Incorporation that would make any class of shares having rights or privileges inferior to the shares of such class equal or superior to the shares of such class, (f) any proposed amendment to the Corporation’s Articles of Incorporation that would effect an exchange or create a right of exchange of all or part of the shares of another class into the shares or such class, (g) any proposed amendment to the Corporation’s Articles of Incorporation that would constrain the issue, transfer or ownership of the shares of such class or change or remove such constraint, (h) any proposed sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business, (i) any proposal to carry out a going-private transaction or a squeeze-out transaction, then (z) the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment regardless of limitations or restrictions on the voting power thereof, and (y) any stockholder whose vote is required may dissent in accordance with the provisions of NRS 92A.300 to 92A.500, inclusive, and obtain payment of the fair value of the shares held by such stockholder.

Section 16.	Minority Shareholder Remedy, Derivative Actions.

(a)           In this section, “complainant” means: (i) a registered holder or a beneficial owner, and a former registered holder or beneficial owner of any class of the Corporation’s stock, and (ii) a director or an officer or a former director or officer of the Corporation or any of its affiliates.

(b)           Subject to subsection (c) below, any complainant, as defined in subsection (a) above, may apply to a court for leave to bring an action in the name and on behalf of the Corporation or any of its

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subsidiaries, or intervene in an action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate.

(c)           No action described above in subsection (b) may be brought and no intervention in an action may be made until the court is satisfied that: (i) the complainant has given notice to the directors of the Corporation or its subsidiary of the intention to apply to the court not less than fourteen days before bringing the application, or as otherwise ordered by the court, if the directors of the Corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (iii) it appears to be in the interests of the Corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

ARTICLE IV

DIRECTORS

Section 17.        Number and Qualification. The authorized number of directors of the Corporation shall be not less than one (1) nor more than twelve (12) as fixed from time to time by resolution of the Board of Directors; provided that no decrease in the number of directors shall shorten the term of any incumbent directors. Directors need not be stockholders unless so required by the Articles of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 18.          Powers. The powers of the Corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Articles of Incorporation.

Section 19.          Election and Term of Office of Directors. Members of the Board of Directors shall hold office until the next annual meeting of the stockholders of the Corporation and until their successors have been elected as provided in the Articles of Incorporation.

Section 20.        Vacancies. Unless otherwise provided in the Articles of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholder vote, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 21.         Resignation. Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 22.          Removal. Subject to the Articles of Incorporation, any director may be removed by:

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(a)           the affirmative vote of the holders of not less than one-half (1/2 or 50%) of the outstanding shares of the Corporation then entitled to vote, with or without cause; or

(b)           the affirmative vote of a majority of the directors of the Corporation, with the exception of the vote of the directors to be removed, with or without cause.

Section 23.	Meetings.

(a)           Annual Meetings. The annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)           Regular Meetings. Except as hereinafter otherwise provided, regular meetings of the Board of Directors may be held at any place within or without the state of Nevada which has been designated by resolution of the Board of Directors or the written consent of all directors.

(c)           Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the entire Board of Directors, the Chairman of the Board, the President or any two of the directors.

(d)           Telephone Meetings. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(e)           Notice of Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be given orally or in writing, by telephone, facsimile, telegraph, telex or email, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(f)           Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 24.	Quorum and Voting.

(a)           Unless the Articles of Incorporation requires a greater number and except with respect to indemnification questions arising under Section 46 hereof, for which a quorum shall be one-third of the exact number of directors fixed from time to time in accordance with the Articles of Incorporation, a quorum of the Board of Directors shall consist of a majority of the directors then in office provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

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(b)           At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

(c)           Each director will have equal voting rights at all meetings and proceedings of the directors.

Section 25.        Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing.

Section 26.         Fees and Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 27.	Committees.

(a)           Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the bylaws of the Corporation.

(b)           Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

(c)           Term. Each member of a committee of the Board of Directors shall serve a term on the committee coexistent with such member’s term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the

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committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d)           Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 27 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 28.         Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 29.          Officers Designated. The officers of the Corporation shall include, if and when designated by the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer, the Treasurer, the Controller, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 30.	Tenure and Duties of Officers.

(a)           General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b)           Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incidental to his position and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is

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no President, then the Chairman of the Board of Directors shall also serve as the interim Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in paragraph (c) of this Section 30.

(c)           Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless some other officer has been elected Chief Executive Officer of the Corporation, the President shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the Corporation. The President shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

(d)           Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(e)           Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the Corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties given him in these Bylaws and other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(f)           Duties of Treasurer. The Treasurer shall deposit all moneys and other valuables in the name, and to the credit, of the Corporation, with such depositories as may be determined by the Treasurer. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors or permitted by the Chief Executive Officer or Chief Financial Officer, shall render to the Chief Executive Officer, the Chief Financial Officer and the Board of Directors, whenever they request it, an account of all transactions and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws or permitted by the Chief Executive Officer or Chief Financial Officer. The Assistant Treasurer or Treasurers, in the order of their seniority, shall perform the duties and exercise the powers of the Treasurer and perform such duties as the Chief Executive Officer or the Chief Financial Officer shall prescribe in the case of death or total and permanent disability of the Treasurer.

(g)           Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 31.          Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

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Section 32.          Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

Section 33.         Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING

OF SECURITIES OWNED BY THE CORPORATION

Section 34.        Execution of Corporate Instrument. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation.

Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, or the President or any Vice President, and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 35.         Voting of Securities Owned by the Corporation. All stock and other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 36.           Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law. Every

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holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 37.          Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 38.         Consideration for Shares. The Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property of benefit to the Corporation, including cash, services, assets or other securities of the Corporation, except that neither promissory notes nor future services will constitute valid consideration. A share shall not be issued until the consideration for the share is fully paid in money or in property or past services that is not less in fair equivalent of the money that the Corporation would have received if the share had been issued for money. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of the shares, the shares issued for the consideration shall be fully paid and non-assessable. Directors of the Corporation who vote for or consent to a resolution authorizing the issue of a share for a consideration other than money are jointly and severally liable to the Corporation to make good any amount by which the consideration received is less than the fair equivalent of money that the corporation would have received if the share had been issued for money on the date of the resolution.

Section 39.	Transfers.

(a)           Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b)           The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by Chapter 78 of the Nevada Revised Statutes.

Section 40.	Fixing Record Dates.

(a)           In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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(b)           In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 41.         Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 42.        Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Section 36), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE IX

DIVIDENDS

Section 43.          Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

Section 44.          Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the

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Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 45.          Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 46.          Indemnification of Directors, Executive Officers, Other Officers, Employees and Other Agents.

(a)           Discretionary Indemnification. The Corporation may indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any proceeding, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses that he or she incurs in connection with such proceeding; provided that such indemnification may only be made if the Indemnitee is not liable under Section 78.138 of Chapter 78 of the Nevada Revised Statutes or is determined to have acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation (and with respect to any criminal proceeding, the Indemnitee had no reasonable cause to believe his or her conduct was unlawful).

(b)           Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (a), or in defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses actually incurred in connection with the defense.

(c)           Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

(d)           Authorization. Any discretionary indemnification pursuant to subsection (a), unless ordered by a court or advanced pursuant to subsection (c), may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made (i) by the stockholders; (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the proceeding cannot be obtained, by independent legal counsel in a written opinion.

(e)           Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Article XI, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

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(f)           Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(g)           Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by Chapter 78 of the Nevada Revised Statutes.

(h)           Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i)            Insurance. To the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(j)            Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any Indemnitee.

(k)           Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

(l)            Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i)            The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation).

(ii)          The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees and disbursements, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii)         The term the “Corporation” shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

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(iv)         References to a “director,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v)           References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Bylaw.

ARTICLE XII

NOTICES

Section 47.	Notices.

(a)           Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

(b)           Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), or by facsimile, telex, telegram or email, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c)           Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d)           Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex telegram or email shall be deemed to have been given as of the sending time recorded at time of transmission.

(e)           Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(f)           Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

(g)           Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required

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and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of Chapter 78 of the Nevada Revised Statutes, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(h)           Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of further notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of Chapter 78 of the Nevada Revised Statutes, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

ARTICLE XIII

AMENDMENTS

Section 48.	Amendments.

(a)           The Board of Directors, by a vote of the entire Board of Directors at any meeting may amend these Bylaws, unless such power to amend all or a portion of the Bylaws has been validly reserved for the stockholders of the Corporation pursuant to the Bylaws.

(b)           This Section 48.(b) and Sections 5(a), 15, 16 and 38 of the Bylaws may be amended by a two-thirds (2/3) vote of the outstanding shares of common stock entitled to vote an annual or special meeting of the stockholders.

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B-1

APPENDIX C

URANERZ ENERGY CORPORATION

2005 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I

Purpose of Plan

This 2005 NONQUALIFIED STOCK OPTION PLAN (the “Plan”) of URANERZ ENERGY CORPORATION (the “Company”) for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company’s ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II

Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Committee” shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Company shall be composed of two or more persons as from time to time are appointed to serve by the Board and may be members of the Board or the entire Board.

“Common Shares” shall mean the Company’s Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

“Company” shall mean URANERZ ENERGY CORPORATION, a Nevada corporation, and any parent or subsidiary corporation of URANERZ ENERGY CORPORATION, as such terms are defined in Section 425(e) and 425(f), respectively of the Code.

“Optionee” shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

 ”Stock Option” or “NQSO” shall mean a stock option granted pursuant to the terms of the Plan.

“Stock Option Agreement” shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III

Administration of the Plan

1.	The Committee shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.	The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.	The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company and its shareholders as set forth more fully in paragraph 8 of Article X of the Plan.

4.	The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.	Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

6.	Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.	No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

8.	The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee’s death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV

Shares Subject to the Plan

1.	The total number of shares of the Company available for grants of Stock Options under the Plan shall be 10,000,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.	If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V

Stock Option Terms and Conditions

1.	Consistent with the Plan’s purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

2.	Determination of the option price per share for any stock option issues hereunder shall rest in the sole and unfettered discretion of the Committee.

3.	All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 11 of this Article V.

4.	All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted.

5.	No Stock Option granted hereunder shall be exercisable after the expiration of ten years from the date such NQSO is granted. The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee’s right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

6.	A Stock Option, or portion thereof, shall be exercised by deliver of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.	The exercise price of a Stock Option, or portion thereof, may be paid:

A. In United States dollars, in cash or by cashier’s check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price; or,

B. At the discretion of the Committee, through the delivery of fully paid and nonassessable Common Shares, with an aggregate fair market value (determined as the average of the highest and lowest reported sales prices on the Common Shares as of the date of exercise of the NQSO, as reported by such responsible reporting service as the Committee may select, or if there were not transactions in the Common Shares on such day, then the last preceding day on which transactions took place), as of the date of the NQSO exercise equal to the option price, provided such tendered shares, or any derivative security resulting in the issuance of Common Shares, have been owned by the Optionee for at least 30 days prior to such exercise; or,

C. By a combination of both A and B above.

8.	The Committee shall determine acceptable methods for tendering Common Shares as payment upon exercise of a Stock Option and may impose such limitations and prohibitions on the use of Common Shares to exercise an NQSO as it deems appropriate.

9.	With the Optionee’s consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.

10.	Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee’s rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee’s lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

11.	No NQSO shall be exercisable while there is outstanding any other NQSO which was granted to the Optionee before the grant of such option under the Plan or any other plan which gives the right to the Optionee to purchase stock in the Company or in a corporation which is a parent corporation (as defined in Section 425(e) of the Code) of the Company, or any predecessor corporation of any of such corporations at the time of the grant. An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

12.	Any Optionee who disposes of Common Shares acquired on the exercise of a NQSO by sale or exchange either (i) within two years after the date of the grant of the NQSO under which the stock was acquired, or (ii) within one year after the acquisition of such Shares, shall notify the Company of such disposition and of the amount realized upon such disposition. The transfer of Common Shares may also be restricted by applicable provisions of the Securities Act of 1933, as amended.

ARTICLE VI

Adjustments or Changes in Capitalization

1.	In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO’s but by an adjustment in the price for each share covered by such NQSO’s; or,

C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

2.	The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII

Merger, Consolidation or Tender Offer

1.	If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.	In the event that:

A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B. A change in the “control” of the Company occurs, as such term is defined in Rule 405 under the Securities Act of 1933;

C. There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer (“insider”) for purposes of Section 16 of the Securities Exchange Act of 1934 shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

3.	Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee’s right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

4.	Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

ARTICLE VIII

Amendment and Termination of Plan

1.	The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.	No amendment, suspension or termination of this Plan shall, without the Optionee’s consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.	The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.	No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX

Government and Other Regulations

The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act of 1933, as amended, upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

ARTICLE X

Miscellaneous Provisions

1.	No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.	Any expenses of administering this Plan shall be borne by the Company.

3.	The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.	The place of administration of the Plan shall be in the State of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

5.	Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan’s purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.	In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.	Stock Options may be granted under this Plan form time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

8.	Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO’s under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the case of an Optionee’s discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if the Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI

Written Agreement

Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII

Effective Date

This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO’s have expired or until such options are cancelled.

Number of Shares: _______________	Date of Grant: _______________

 NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made this _____ day of __________________, 200___, between _________________ ________________________ (the “Optionee”), and URANERZ ENERGY CORPORATION, a Nevada corporation (the “Company”).

1. Grant of Option. The Company, pursuant to the provisions of the 2005 URANERZ ENERGY CORPORATION Nonqualified Stock Option Plan (the “2005 Plan”), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option and Purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2005 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part (but only in multiples of 100 Shares unless such exercise is as to the remaining balance of this Option) on or after __________________, 20___ and on or before _________________, 20___, provided that the cumulative number of Common Shares as to which this Option may be exercised (except as provided in paragraph 1 of Article VI of this 2005 Plan) shall not exceed the following amounts:

Cumulative Number of Shares	Prior to Date (Not Inclusive of)

The Option evidenced hereby shall be exercisable by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company, or by fully-paid and nonassessable Common Shares of the Company properly endorsed over to the Company, or by a combination thereof; and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company on Schedule I hereof. In the event fully paid and nonassessable Common Shares are submitted as whole or partial payment for Shares to be purchased hereunder, such Common Shares will be valued at their Fair Market Value (as defined in the 2005 Plan) on the date such Shares are received by the Company and applied to payment of the exercise price.

3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee’s will, by the laws of descent and distribution, as provided in paragraph 10 of Article V of the 2005 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

URANERZ ENERGY CORPORATION

BY:	______________________________
Glenn Catchpole, President

ATTEST:

________________________________________
Secretary

Optionee hereby acknowledges receipt of a copy of the 2005 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee or the Board of Directors administering the 2005 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee’s employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee’s rights hereunder shall thereupon terminate; and that, pursuant to paragraph 11 of Article V of the 2005 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: _________________________________

___________________________________
Optionee

___________________________________
Type or Print Name

___________________________________
Address

___________________________________
Social Security No.

Attachment B

Date:

Secretary,

URANERZ ENERGY CORPORATION

800 West Pender Street

Suite 1410

Vancouver, British Columbia

Canada V6C 2V6

Dear Sir:

In accordance with paragraph 2 of the Nonqualified Stock Option Agreement evidencing the Option granted to me on _____________________ under the 2005 URANERZ ENERGY CORPORATION Nonqualified Stock Option Plan, I hereby elect to exercise this Option to the extent of __________________ Common Shares.

Enclosed are (i) Certificate(s) No.(s) ____________________ representing fully-paid common shares of URANERZ ENERGY CORPORATION endorsed to the Company with signature guaranteed, and/or a certified check payable to the order of URANERZ ENERGY CORPORATION in the amount of $_______________ as the balance of the purchase price of $______________ for the Shares which I have elected to purchase and (ii) the original Stock Option Agreement for endorsement by the Company as to exercise on Schedule I thereof. I acknowledge that the Common Shares (if any) submitted as part payment for the exercise price due hereunder will be valued by the Company at their Fair Market Value (as defined in the 2005 Plan) on the date this Option exercise is effected by the Company. In the event I hereafter sell any Common Shares issued pursuant to this option exercise within one year from the date of exercise or within two years after the date of grant of this Option, I agree to notify the Company promptly of the amount of taxable compensation realized by me by reason of such sale for federal income tax purposes.

When the certificate for Common Shares which I have elected to purchase has been issued, please deliver it to me, along with my endorsed Stock Option Agreement in the event there remains an unexercised balance of Shares under the Option, at the following address:

Include Optionee’s address here:

____________________________________________________________________

____________________________________________________________________

____________________________________________________________________

__________________________________

Signature of Optionee

__________________________________
Type or Print Name

C-1